INCOME TAX - Net deferred tax assets (Details)	Dec. 31, 2020 USD ($)
Deferred tax assets:
Net operating loss carryforward	$ 0
Organizational costs/Startup expenses	754,457
Total deferred tax assets	754,457
Valuation allowance	(754,457)
Deferred tax asset, net of allowance	$ 0